Exhibit No. 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 of Texas Pacific Land Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Tyler Glover, Chief Executive Officer of the Company, certifies, to the best of his knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 2, 2022	By:	/s/ Tyler Glover
Tyler Glover, President and Chief Executive Officer